Statement Under Oath of Principal Executive Officer and
      Principal Financial Officer Regarding Facts and
      Circumstances Relating to Exchange Act Filings

 I, Ronald A. McDougall, state and attest that:

    (1) To the best of my knowledge, based upon a review of the covered reports of Brinker International, Inc., and, except as corrected or supplemented in a subsequent covered report:

         no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

    (2) I have reviewed the contents of this statement with the Company's audit committee.

    (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         Annual Report on Form 10-K for the year ended June
         26, 2002 of Brinker International, Inc.;

         all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Brinker
         International, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         any amendments to any of the foregoing.


 /s/ Ronald A. McDougall   9/19/02     Subscribed and sworn to before
 Ronald A. McDougall       Date        me on this 19 day of September
 Chief Executive Officer               2002.

                                       /s/ Kim A. Van Sicklen
                                       Notary Public



                        Certification

      Pursuant to 18 U.S.C. 1350, the undersigned officer of Brinker International, Inc. (the "Company"), hereby certifies that the Company's Annual Report on Form 10-K for the year ended June 26, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:    9/19/02                   /s/ Ronald A. McDougall
                                   Name:  Ronald A. McDougall
                                   Title: Chief Executive Officer